UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 7, 2007
(Date of earliest event reported)

NDS Group plc
(Exact name of registrant as specified in its charter)

England and Wales	0-30364	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, United Kingdom		UB7 0DQ
(Address or principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 20 8476 8000

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On August 7, 2007, NDS Group plc (the “Company”) issued a press release setting forth the Company’s earnings for the fiscal year ended June 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 7, 2007	NDS Group plc

	By:	/s/ Alexander Gersh
Alexander Gersh
Chief Financial Officer

Exhibit Index:

Exhibit Number	Description

99.1	Press release issued by NDS Group plc dated August 7, 2007